UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2006

ENTERPRISE GP HOLDINGS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 381-6500
Registrant’s Telephone Number, including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On December 28, 2006, W. Matt Ralls submitted his resignation from the board of directors of EPE Holdings, LLC, our general partner, due to the increase in his time commitments associated with his role as Executive Vice President and Chief Operating Officer of GlobalSantaFe Corporation. His resignation will be effective on March 16, 2007, and the board of directors will elect a new Chairman of the Audit and Conflicts Committee prior to that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

By:	EPE Holdings, LLC,
its General Partner

Date: December 29, 2006	By: ___/s/ Michael A. Creel___
	Name:	Michael A. Creel
	Title:	President and Chief Executive Officer
of EPE Holdings, LLC